UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Filed by the Registrant

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Filed by a Party other than the Registrant

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Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

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Definitive Information Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

REAL VALUE ESTATES, INC.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:  Common Stock:  Par Value $0.0001

(2)

Aggregate number of securities to which transaction applies:

 Not Applicable.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):  Not Applicable

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Date Filed:

REAL VALUE ESTATES, INC.

3970 Casa Blanca Road

Reno, Nevada  89502

(775)200-0505

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing:  June 30, 2010

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

General Information

To the Stockholders of Real Value Estates, Inc.

This Preliminary Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $0.0001 per share (the "Common Stock"), of  Real Value Estates, Inc., a Nevada corporation, (the “Company”) as of May 15, 2010 (the “Record Date”) to notify such stockholders of the following:

Real Value Estates, Inc., a Nevada corporation, (the "Company") has obtained the written consent of the stockholders holding a majority of the outstanding voting rights of the Company on May 15, 2010 (the "Consent").   Accordingly, your approval is not required and is not being sought.

The Consent provides that:

1.

The Company shall amend its certificate of incorporation to change its name to Xun Energy, Inc.

2.

The Company shall amend its certificate of incorporation to increase the number of authorized shares of its common stock from 100 million shares $0.0001 par value to 5 billion shares of common stock, $0.0001 par value

3

The Company shall amend its certificate of incorporation to provide for an 80:1 forward split of its common stock.

The foregoing are hereby referred to as the (“Corporate Actions”)

Please read this notice carefully.  It describes the reason for our name change, the change in the Company’s capitalization as well as the forward split of our common stock.  Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”).  These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, NE, Washington, D.C. 20549.  The Commission also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

GENERAL

This Preliminary Information Statement has been filed with the Securities and Exchange Commission (the “SEC”). A definitive Information Statement will be furnished to the holders of our outstanding shares of common stock on the Record Date and is being furnished to the holders of the outstanding shares of common stock of Real Value Estates, Inc., a Nevada corporation as of the Record Date. The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved the Corporate Actions.

With the approval of the Corporate Actions, we will file an amendment to our certificate of incorporation in the form annexed hereto as Exhibit A which will provide for:

(1)

 Change our name from Real Value Estates, Inc. to Xun Energy, Inc.

(2)

Increases our authorized capital from 100,000,000 shares of common stock, par value $0.0001 to 5,000,000,000 shares of common, $0.0001 par value.

(3)   Forward Split our Common Stock on an 80:1 Basis

EFFECTIVE DATE OF CORPORATE ACTIONS

The Effective Date of the Share Increase (the ‘‘Effective Date’’) will be 5:00 p.m. on the date the Amended Certificate of Incorporation is accepted and recorded by the Nevada Secretary of State, which is anticipated to be on or after July 21, 2010 but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

ANTI-TAKEOVER EFFECTS OF CORPORATE ACTIONS

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  As  set forth  in the discussion regarding  the increase in the number of  shares of our authorized common stock ,  the Company has noted that  the purpose for the  increase in authorized capital  is  to have available for future issuance, shares of common stock in sufficient  quantities  required for an acquisition, merger, or reorganization. The action is not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction  favored by a majority of the independent stockholders, neither our Board of Directors nor management has any intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  There are no anti-takeover mechanisms in our articles, bylaws, operating document or contract.

With respect to our 80:1 forward split, management believes that the forward split will provide greater liquidity to the shareholders by increasing the number of shares of common stock in the public float and offering investors a more attractive price to purchase the common stock.

STOCKHOLDER RIGHTS

Nevada statutes provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special shareholder meeting and in order to  accomplish the purposes as herein described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the Company’s outstanding voting securities.  When an action is authorized by written consent, a shareholders meeting is not required.

As the holders of a majority of the Company’s outstanding voting securities have already approved the Corporate Actions by written consent, the Company is not seeking approval for the Corporate Actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Corporate Actions. All necessary corporate approvals have been obtained, and this Information

Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Corporate Actions as required by the Securities Exchange Act of 1934 (the “ Exchange Act”).

The Company’s Board approved the Corporate Actions on May 15, 2010 and fixed May 15, 2010 as the Record Date for determining the stockholders entitled to give written consent to the Corporate Actions. As of May 15, 2010, the majority stockholders who voted for the Corporate Actions held an aggregate of 5,523,550 shares of the Company’s outstanding common stock, being equal to 86.57% of the number of shares then outstanding. Mr. Matousek, a director, and the owner of 4 million shares of our common stock and Mr. Lynch, a director, and the owner of 1 million shares of our common stock voted in favor of each of the Corporate Actions.

As of the Record Date, there were 6,380,200 shares of Common Stock issued and outstanding

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

No Dissenters' Rights

Neither Nevada statutes, the Company's Articles of Incorporation nor By-laws provide for dissenters’ rights of appraisal in connection with the Corporate Actions proposed in this Information Statement.

This Information Statement will be mailed on or about June 30, 2010 to those persons who were stockholders of the Company as of the close of business on the Record Date. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the change in the Company’s capital structure cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company's stockholders. We anticipate that the Amendment will be filed with the Nevada Secretary of State and become effective on or after July 21,  2010.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this Information Statement, exhibits and associated documents are “forward-looking” statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

/s/ Dennis T. Kushner

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Dennis T. Kushner, President

CORPORATE ACTION NO. 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO XUN ENERGY, INC.

Reason for Name Change:

When we were incorporated in December 2007 our focus was to develop a website related to the residential real estate foreclosure market, containing an online social network for those involved in foreclosures, an online database with residential real estate foreclosure property listings and a knowledge base with educational and informational materials about the foreclosure market. Our plan was to include foreclosure listings searchable by state, county and city throughout the United States. We were not successful with this business.

Our management and Board of Directors believe that it would be in the best interest of the Company to explore opportunities in the alternative energy field with emphasis on solar energy.

Our Board of Directors believes that the name change is necessary to more accurately reflect the Company’s new business operations. The name change will assist shareholders, prospective investors and analysts in understanding our new business model by eliminating confusion with respect to our prior activities.

Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved an amendment to our certificate of incorporation to change the Company’s name to Xun Energy, Inc to more accurately reflect the Company’s new business focus.

CORPORATE ACTION NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES OF COMMON STOCK, $0.0001 PAR VALUE TO 5,000,000,000 (5 BILLION) SHARES OF COMMON STOCK, $0.0001 PAR VALUE

Current Capital Structure and as Amended:

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.0001 par value per share and 50,000,000 shares of preferred stock, $0.0001 par value per share. We propose to amend our Certificate of Incorporation to increase the number of common shares we are authorized to issue to 5,000,000,000 (5 billion) shares. There will be no increase in the number of authorized shares of our Preferred Shares.

Reasons for the Share Increase:

Our Board of Directors believe it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock in the event that we enter into a strategic relationship or corporate acquisition.

There are no current intentions, plans, proposals or arrangements to issue any shares of common stock or preferred stock.  Presently, there are no intentions, plans, proposals or arrangements to acquire any business or engage in any investment opportunity with the additional shares.

On May 19, 2010 we filed a Form 8-k with the Securities and Exchange Commission terminating our agreement with Global Power and Water Industries, Inc.  We may however, in the future pursue this acquisition or other corporate acquisition of an entity engaged in the alternative energy field.

Effect of the Share Increase:

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.

Our Board will not be subject to any restrictions, other as required by applicable law,  with respect to the issuance of shares of our common stock in connection with a strategic relationship,  acquisition, financing or similar arrangement.  The Board may also enter agreements with respect to the issuance of our common stock with affiliated parties or with entities in which affiliated parties have an interest.   The Board has not yet established any quantifiable standards that will be applied to any type of  business transaction including any transaction with affiliates.  However, if the Company enters into an agreement with an affiliated entity, the terms and conditions of any agreement will be no less favorable to the Company as the Company could obtain from an unaffiliated third party.

The increase in the number of authorized shares has not been approved as an anti-takeover device or as a means to facilitate management’s control of the Company or to thwart shareholder actions.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction s favored by a majority of the independent stockholders, neither our Board of Directors nor management has any intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  There are no anti-takeover mechanisms in our articles, bylaws, operating document or contract.

Rather , the purpose for the   increase in authorized capital is  to have available shares of our common stock available in sufficient numbers which can be utilized for  future issuance and in sufficient  quantities  required for an acquisition, merger, or reorganization.

Any increase in the number of issued and outstanding shares of common stock will likely have a dilutive effect on earnings per share.  With the issuance of additional shares of common stock voting power of existing security holders will be adversely affected. In addition the market price of our common stock may be adversely affective, even without consideration of the 80:1 forward stock split.

Preferred Shares:

We are not increasing the number of authorized shares of our preferred stock.

 Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100 million $0.0001 par value to 5 billion shares of common stock $0.0001 par value.

CORPORATE ACTION NO. 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE AN 80:1 FORWARD SPLIT OF OUR COMMON STOCK.

Purpose of the Stock Split:

Our Board of Directors has determined that it is in our best interest to approve a forward split of our common stock on a 80:1 basis (the “Stock Split”), so that for every one outstanding share of common stock before the Stock Split shall represent 80 shares of common stock after the Stock Split with all fractional shares rounded up to the next whole share. The Board of Directors believes that Stock Split will result in greater liquidity for the Company’s common stock and that the Company’s stockholders will benefit from greater liquidity. As a result of the Stock Split, our common stock will likely trade in a less expensive price range making it more attractive to prospective investors.

Principal Effects of the Stock Split:

On the effective date of the Stock Split, each one share of our common stock issued and outstanding immediately prior to the Stock Split effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into 80 shares of our common stock (the “New Shares”).

Corporate Matters:

The Stock Split will have the following effects on the number of shares of Common Stock outstanding:

•

in a 80 for-one forward stock split, every one of our Old Shares owned by a stockholder would be exchanged for 80 New Shares; and

•

the number of shares of our Common Stock issued and outstanding will be increased from 6,380,200 shares to 510,416,000 shares.

The forward Stock Split will not affect the number of shares of common stock which the Company is authorized to issue.   However, the forward Stock Split will reduce the number of authorized but unissued shares of common stock thus reducing the number of shares that the Company may issue in connection with any strategic relationship, acquisition or financing.

The forward stock split has not been approved  as an anti-takeover device or as a means to facilitate management’s control of the Company or to thwart shareholder actions.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  Rather, the purpose for the forward stock split will be to facilitate more liquidity in the Company’s common stock.

The Stock Split will be effected simultaneously for all of our outstanding shares of common stock and the exchange ratio will be the same for all of our outstanding common stock. The Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

There will be no Stock Split with respect to our Preferred Shares.

Effect on Market Price of our Common Stock:

The market price of our common stock may fall proportionally to the increase in the number of shares outstanding as a result of the Stock Split. However, stockholders should note that the effect of the Stock Split upon the market price for our common stock cannot be accurately predicted. Furthermore, there can be no assurance that the market price of our common stock immediately after the Stock Split will be maintained for any period of time. Moreover, because some investors may view the Stock Split negatively, there can be no assurance that the Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Stock Split will either exceed or remain in excess of the current market price.

Fractional Shares:

No scrip or fractional share certificates will be issued in connection with the Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 80:1 stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Accounting Matters:

The Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Stock Split, the stated capital on our balance sheet attributable to our common stock will be increased in proportion to the Stock Split ratio (that is, in an 80-for-one stock split, the stated capital attributable to our common stock will be increased to 80 times the number of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of our common stock will also be decreased because there will be more shares of our common stock outstanding.

The Company is currently authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 150,000,000 shares, $0.0001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 50,000,000 shares.  (See Corporate Action No. 2).  The Board of Directors of the Company is  authorized to provide for the issuance  of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by Nevada statutes.   Effective upon filing of this Certificate of Amendment to the Certificate of Incorporation, each one (1) outstanding share of common stock shall be forward split into 80 shares of Common Stock.  (See Corporate Action No. 3).

 General Effect of the Forward Split:

The New Common Stock will not be different from the common stock held by our shareholders prior to the Forward Split.  The holders of the New Common Stock will have the same relative rights following the Effective Date as they had before the Effective Date.

 As a result of the Forward Split, every one (1) share of common stock outstanding on the effective date of the Forward Split will be exchanged for 80 post-Forward Split shares of our common stock ("New Common Stock").  No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Forward Split will receive a whole share of common stock rounded up to the next highest whole number. The rounding up of any fractional shares which would result from the Forward Stock Split will result in an insignificant increase in the number of issued and outstanding shares of common stock.  However, there will not be an increase in the number of shareholders as a result of the Forward Stock Split.

No Dissenters Rights

In connection with the approval of the Forward Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Nevada statutes, the Articles of Incorporation or bylaws.

 Effective Date:

The Stock Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

 Exchange of Stock Certificates and Elimination of Fractional Share Interests:

We will not require our shareholders,  but our shareholders will have the option, to exchange  their certificates representing common stock outstanding prior to the Forward Stock Split Proposal (referred to hereinafter as “Pre-Split Shares”) for new certificates representing common stock after the Forward Stock Split Proposal (referred to hereinafter as “Post-Split Shares”).  Our Transfer Agent will accept for transfer either the Pre-Split or the Post-Split Shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Stock Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds common stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Stock Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated there under, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Stock Split. The aggregate tax basis of the New Shares received in the Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

We can give no assurance that the tax treatment described herein will remain unchanged. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Stock Split, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences or facts prove not to be as anticipated and described herein, the result could be increased taxation at the stockholder level.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Stock Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Preferred Shares:

There will be no forward split of our preferred shares.

Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved the 80:1 forward split of our Common Stock.

Additional Information

 We are including with this Information Statement the following financial statements:

Exhibit A:

Form of Certificate of Amendment to Certificate of Incorporation

Exhibit B:

 Our audited financial statements for the year ended May 31, 2009

Exhibit C:

 Our unaudited financial statements for the period ended February 28, 2010

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

Dated:  June 28, 2010

Real Value Estates, Inc.

/s/ Dennis T. Kushner

 ----------------------------------

 Dennis T. Kushner, President

EXHIBIT A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION

 REAL VALUE ESTATES, INC.

ARTICLE 1 of the Certificate of Incorporation is hereby amended as follows:

The Name of the Corporation is:  Xun Energy, Inc.

ARTICLE 3 of the Certificate of Incorporation is hereby amended as follows:

The aggregate number of shares of common stock that the Corporation will have authority to issue is Five  Billion,  (5,000,000,000) par value $0.0001 par value (“Common Shares”) and Fifty Million (50,000,000) shares will be preferred stock, with a par value of $0.0001 per share ("Preferred Stock").

Effective upon filing of this Certificate of Amendment to the Certificate of Incorporation, each one (1) outstanding share of Common Stock shall be forward split into 80 shares of Common Stock.

The Preferred Stock may be divided into and issued in series.  The Board of Directors of the  Corporation is authorized to divide the  authorized  shares of Preferred Stock into one or more series, each of which shall be so designated as to  distinguish  the  shares  thereof  from the  shares of all other  series and classes.  The Board of Directors of the  Corporation is  authorized,  within any limitations  prescribed  by law  and  this  Article,  to fix and  determine  the designations, rights, qualifications,  preferences, limitations and terms of the shares  of any  series of  Preferred  Stock  including  but not  limited  to the following.

The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(a)

Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(b)

The amount   payable upon shares in the event of voluntary or involuntary liquidation;

(c)

Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(d)

The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(e)

Voting powers,  if any, provided that if any of the Preferred Stock or series  thereof  shall have voting  rights,  such  Preferred  Stock or series  shall  vote only on a share for share  basis  with the  Common Stock on any  matter,  including  but not  limited to the  election of directors,  for which such Preferred  Stock or series has such rights;  and

(f)

Subject  to  the   foregoing,   such  other   terms,   qualifications, privileges,   limitations,   options,  restrictions,  and  special  or  relative rights and  preferences,  if any, of shares or such series as the Board of Directors of the Corporation  may, at the time so acting, awfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other  distribution  (unless  payable  solely in shares of Common Stock or other class  of  stock  junior  to  the  Preferred  Stock  as  to  dividends  or  upon liquidation)  in respect of Common Stock, or other class of stock junior to the Preferred  Stock, nor shall it  redeem, purchase or otherwise  acquire  for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the  current period (and in the case of cumulative dividends,  if any, payable to holders of  Preferred Stock for the current  period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment,  in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the  liquidation of the  Corporation,  holders of Preferred Stock shall be entitled to receive,  before any payment or  distribution on the Common Stock  or  any  other  class  of  stock  junior  to  the  Preferred  Stock  upon liquidation,  a  distribution  per  share  in  the  amount  of  the  liquidation preference,  if any,  fixed or determined  in accordance  with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be liquidation for the purposes of this Article.

The foregoing Certificate of Amendment to the Certificate of Incorporation was authorized by the Company’s Board of Directors on May 15, 2010 and approved by the written consent of the holders of a majority of the Company’s shareholders owning a majority of the outstanding issued and outstanding voting shares.

The number of votes cast in favor of the amendment was sufficient for approval.

This Certificate of amendment is dated the ______ day of _______, 2010

/s/ Dennis T. Kushner

----------------------------------

Dennis T. Kushner, President

EXHIBIT B

REPORT OF REGISTERED INDEPENDENT AUDITORS - MAY 31, 2009

To the Board of Directors and Stockholders of Real Value Estates, Inc.:

We have audited the accompanying balance sheet of Real Value Estates, Inc. (a Nevada corporation in the development stage) as of May 31, 2009, and the related statement of operations, stockholders' equity, and cash flows for the year ended May 31, 2009, and from inception (December 20, 2007) through May 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Real Value Estates, Inc. as of May 31, 2009, and the results of its operations and its cash flows for the year ended May 31, 2009, and from inception (December 20, 2007) through May 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of May 31, 2009, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan regarding these matters is also described in Note 4 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Respectfully submitted,

/s/ Weinberg & Baer LLC

----------------------------------

Weinberg & Baer LLC

Baltimore, Maryland

July 2, 2009

OUR AUDITED FINANCIAL STATEMENTS

FOR THE YEAR ENDED MAY 31, 2009

REAL VALUE ESTATES, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

AS OF MAY 31, 2009 AND 2008

REAL VALUE ESTATES, INC.
BALANCE SHEET As of February 28, 2010 and May 31, 2009
(Expressed in U.S. dollars)

	May 31,	May 31,
	2009	2008
Assets:
Current Assets:
Cash	$ 9,953	$ 60,123
Total current assets	$ 9,953	$ 60,123

Total Assets	$ 9,953	$ 60,123

LIABILITIES AND STOCKHOLDER'S ( DEFICIT)

Current Liabilities:
Accounts payable and accrued liabilities	$ -	$ -
Shareholder Loan	$ -	$ -

Total current liabilities	$ -	$ -

Stockholders' Equity:
Preferred Stock, authorized
50,000,000 shares, par value $0.0001
Common Stock, authorized

100,000,000 shares, par value $0.0001
Issued and outstanding on
Issued and outstanding on May 31, 2009 is 6,380,200 (May 31, 2008: 6,380,200) common stock	638	638
Paid in Capital	59,570	59,570

Deficit Accumulated During the Development Stage	(50,255)	(85)

Total Stockholders' Equity	3,184	9,953

Total Liabilities and Stockholder's Equity	$ 9,953	$ 60,123

The accompanying notes to financial statements are

an integral part of these financial statements.

REAL VALUE ESTATES, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 2009 AND THE PERIOD FROM INCEPTION

(DECEMBER 20, 2007) THROUGH MAY 31, 2008, AND CUMULATIVE FROM INCEPTION

(DECEMBER 20, 2007) THROUGH MAY 31, 2009

		December 20, 2007	December 20, 2007
	Year Ended	(inception) to	(inception) to
	May 31, 2009	May31, 2008	May31, 2009

Revenue	$ -	$ -	$ -

Expenses:
Filing Fees	1,562	-	1,562
General and Administrative (Note 5)	18,503	85	18,588
Professional Fees	30,104	--	30,104

Loss before income taxes	50,170	85	50,255
Provision for Income Taxes	-	-	-

Net (loss)	$ (50,170)	$ (85)	$ (50,255)

Basic and Diluted
(Loss) per Common Shares	a	a

Weighted Average

Number of Common Shares	6,380,200	5,516,517

a = Less than ($0.01) per share

The accompanying notes to financial statements are

an integral part of these financial statements.

REAL VALUE ESTATES, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM INCEPTION (DECEMBER 20, 2007)

THROUGH MAY 31, 2008

AND THROUGH MAY 31, 2009

				Deficit
			Additional	Accumulated
	Common	Stock	Paid in	During the	Total
	Shares	Amount	Capital	Development Stage	Equity

Inception December 20,2007	-	$ -	$ -	$ -	$ -

Common stock issued to Directors	5,000,000	500	4,500		5,000
For cash December 20, 2007			-		-
at 0.001 per share

Private placement closed on
March 31 @ 0.04 per share	1,380,200	138	55,070		55,208

Net loss for the year				(85)	(85)
Balance, May 31, 2008	6,380,200	638	59,570	(85)	60,123

Net loss for the year				(50,170)	(50,170)
Balance, May 31, 2009	6,380,200	638	59,570	(50,255)	9,953

The accompanying notes to financial statements are

an integral part of these financial statements

REAL VALUE ESTATES, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MAY 31, 2009 AND THE PERIOD FROM INCEPTION

(DECEMBER 20, 2007) THROUGH MAY 31, 2008, AND CUMULATIVE FROM INCEPTION

(DECEMBER 20, 2007) THROUGH MAY 31, 2009

		December 20,	December 20,
		2007	2007
	Year ended	(Inception) To	(Inception) To
	May 31,	May 31,	May 31,
	2009	2008	2009
Operating Activities

Net (Loss)	$ (50,170)	$ (85)	$ (50,255)
Adjustments To Reconcile Net Loss To	-	-	-
Changes in net assets and liabilities-
Accounts payable and accrued liabilities	-	-	-
Net Cash Used By Operating Activities	$ (50,170)	$ (85)	$ (50,255)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	$ -	$ 60,208	$ 60,208
Cash Provided by Financing Activities	$ -	$ 60,208	$ 60,208

Net Increase in Cash	(50,170)	60,123	9,953

Cash, Beginning of Period	60,123	-	-

Cash, End of Period	$ 9,953	$ 60,123	$ 9,953
	===========	===========	===========
Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$ -	$ -	$ -
Cash paid for interest	$ -	$ -	$ -

The accompanying notes to financial statements are

an integral part of these financial statements.

REAL VALUE ESTATES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2009

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the state of Nevada on December 20, 2007. The Company has limited operations and in accordance with SFAS #7, is considered a development stage company and has not yet realized any revenues from its planned operations.

As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flow from inception to the current balance sheet date.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

BASIS OF ACCOUNTING

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a May 31 fiscal year end.

EARNINGS PER SHARE

In February 1997, the FASB issued SFAS No. 128, "Earnings Per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No.128 effective

December 20, 2007 (inception).

Basic earnings (loss) per share amount are computed by dividing the net income (loss) by the weighted average number of common shares outstanding. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.

CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of the Company's financial instruments, consisting of accounts payable and accrued liabilities approximate their fair value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

INCOME TAXES

Income taxes are provided in accordance with Statement of Financial accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SOFTWARE DEVELOPMENT COSTS

Software development costs representing capitalized costs of design, configuration, coding, installation and testing of the Company's website up to its initial implementation. Upon implementation, the asset will be amortized to expense over its estimated useful life of three years using the straight-line method. Ongoing website post-implementation costs of operation, including training and application maintenance, will be charged to expense as incurred.

NOTE 3. ADVERTISING

The Company's policy regarding advertising is to expense advertising when incurred. The Company had not incurred any advertising expense as of May 31, 2009.

NOTE 4. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has net losses for the period from inception (December 20, 2007) to May 31, 2009 of $50,255. This condition raises substantial doubt about the Company's ability to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management is planning to raise additional funds through debt or equity offerings. There is no guarantee that the Company will be successful in these efforts.

NOTE 5. RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

On December 20, 2007, pursuant to the terms of a subscription agreement, we sold 1,000,000 shares of our common stock to Ms. Marina Karpilovski, our President and a director, for cash payment to us of $1,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Ms. Karpilovski who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.

On December 20, 2007 pursuant to the terms of a subscription agreement, we sold 4,000,000 shares of our common stock to Mr. Michael Zazkis, our Secretary, Treasurer and a director, for cash payment to us of $4,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Mr. Zazkis who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.

Since December 20, 2007 (inception) through May 31, 2009, the company paid $11,962 to its Directors, for consulting services.

NOTE 6. INCOME TAXES

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2008, the Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved.

NOTE 7. NET OPERATING LOSSES

As of May 31, 2009, the Company has a net operating loss carry-forward of approximately $50,170, which will expire 20 years from the date the loss was incurred.

NOTE 8. STOCKHOLDERS' EQUITY

AUTHORIZED

The Company is authorized to issue 100,000,000 shares of $0.0001 par value common stock and 50,000,000 shares of preferred stock, par value $0.0001. All common stock shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

ISSUED AND OUTSTANDING

For transactions with other than employee's stock, issuances are in accordance with paragraph 8 of SFAS 123, where issuances shall be accounted for based on the fair value of the consideration received. Transactions with employee's stock issuance are in accordance with paragraphs (16-44) of SFAS 123, where issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is the more reliable measure.

On December 20, 2007, the Company issued 5,000,000 common shares to its Directors for cash of $5,000.

Since inception (December 20, 2007) to August 31, 2008, the Company accepted subscriptions for 1,380,200 common shares from 37 investors under a private placement scheduled to close on March 31, 2008. The private placement was not subject to any minimum investment and was priced at $0.04 per share. The Company accepted the subscriptions on various dates throughout the year.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2009, the FASB issued FSP No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4").  FSP FAS 157-4 provides guidance on estimating fair value when market activity has decreased and on identifying transactions that are not orderly. Additionally, entities are required to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value. This FSP is effective for interim and annual periods ending after June 15, 2009. The Company does not expect the adoption of FSP FAS 157-4 will have a material impact on its financial condition or results of operation.

In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active," ("FSP FAS 157-3"), which clarifies application of SFAS 157 in a market that is not active. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued. The adoption of FSP FAS 157-3 had no impact on the Company's results of operations, financial condition or cash flows.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This disclosure-only FSP improves the transparency of transfers of financial assets and an enterprise's involvement with variable interest entities, including qualifying special-purpose entities. This FSP is effective for the first reporting period (interim or annual) ending after December 15, 2008, with earlier application encouraged. The Company adopted this FSP effective for the interim period ended February 28, 2009. The adoption of the FSP had no impact on the Company's results of operations, financial condition or cash flows.

In December 2008, the FASB issued FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP FAS 132(R)-1"). FSP FAS 132(R)-1 requires additional fair value disclosures about employers' pension and postretirement benefit plan assets consistent with guidance contained in SFAS 157. Specifically, employers will be required to disclose information about how investment allocation decisions are made, the fair value of each major category of plan assets and information about the inputs and valuation techniques used to develop the fair value measurements of plan assets. This FSP is effective for fiscal years ending after December 15, 2009. The Company does not expect the adoption of FSP FAS 132(R)-1 will have a material impact on its financial condition or results of operation.

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, DETERMINING WHETHER INSTRUMENTS GRANTED IN SHARE-BASED PAYMENT TRANSACTIONS ARE PARTICIPATING SECURITIES, ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, "Earnings per Share."  FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 became effective 60 days after the SEC approved the PCAOB's amendments to AU Section  411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133. This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS No. 161 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment. In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. SAB No. 110 does not have an impact on the Company's financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007).

SFAS No. 160 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations'. This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141. This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. FAS No. 141 (revised 2007) has no effect on the Company's financial position, statements of operations, or cash flows at this time.

EXHIBIT C

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

To the Board of Directors and

Stockholders of Real Value Estates, Inc.

We have reviewed the balance sheet of Real Value Estates, Inc. (a Nevada corporation in the development stage) as of February 28, 2010, and the related statements of operations, stockholders' equity and cash flows for the three-month and nine-month periods ended February 28, 2010 and February 29, 2009, and from inception December 20, 2007 through February 28, 2010. These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of February 28, 2010, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 4 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Respectfully submitted,

/s/ Weinberg & Baer LLC

Weinberg & Baer LLC

Baltimore, Maryland

May 22, 2010

OUR UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED FEBRUARY 28, 2010

REAL VALUE ESTATES, INC.
BALANCE SHEET As of February 28, 2010 and May 31, 2009
(Expressed in U.S. dollars) (Unaudited)

	February 28,	May 31,
	2010	2009
	(unaudited)	(audited)
Assets:
Current Assets:
Cash	$ 3,329	$ 9,953
Total current assets	$ 3,329	$ 9,953

Total Assets	$ 3,329	$ 9,953

LIABILITIES AND STOCKHOLDER'S ( DEFICIT)

Current Liabilities:
Accounts payable and accrued liabilities	$ 120	$ -
Shareholder Loan	$ 25	$ -

Total current liabilities	$ 145	$ -

Stockholders' Equity:
Preferred Stock, authorized
50,000,000 shares, par value $0.0001
Common Stock, authorized
100,000,000 shares, par value $0.0001

Issued and outstanding on
February 28, 2010 is 6,380,200 (May 31, 2009: 6,380,200) common stock	638	638
Paid in Capital	59,570	59,570

Deficit Accumulated During the Development Stage	(57,024)	(50,255)

Total Stockholders' Equity	3,184	9,953

Total Liabilities and Stockholder's Equity	$ 3,329	$ 9,953

The Accompanying Notes Are An Integral Part Of These Financial Statements.

REAL VALUE ESTATES, INC. STATEMENTS OF INCOME
FOR THE PERIOD ENDED FEBRUARY 28, 2010 and 2009
(Expressed in U.S. dollars)

(Unaudited)

	Three Months	Three Months	Nine Months	Nine Months	December 20, 2007
	Ended	Ended	Ended	Ended	(inception) to
	Feb. 28, 2010	Feb. 28, 2009	Feb. 28, 2010	Feb. 28, 2009	Feb. 28, 2010

Revenue	$ -	$ -	$ -	$ -	$ -

Expenses:
Filing Fees	200	160	600	1,402	2,162
General and Administrative (Note 5)	300	17,346	1,169	18,229	19,758
Professional Fees	1,500	20,807	5,000	27,142	35,104

Loss before income taxes	2000	38,313	6,769	46,773	57,024
Provision for Income Taxes	-		-		-

Net (loss)	$ (2000)	$ (38,313)	$ (6,769)	$ (46,773)	$ (57,024)

Basic and Diluted
(Loss) per Common Shares	a	a	a	a

Weighted Average
Number of Common Shares	6,380,200	6,380,200	6,380,200	6,380,200

a = Less than ($0.01) per share

The Accompanying Notes Are An Integral Part Of These Financial Statements.

REAL VALUE ESTATES, INC. STATEMENTS OF STOCKHOLDERS' EQUITY
(Expressed in U.S. dollars) (Unaudited)

Deficit
			Additional	Accumulated
	Common	Stock	Paid in	During the	Total
	Shares	Amount	Capital	Development Stage	Equity

Inception December 20,2007	-	$ -	$ -	$ -	$ -

Common stock issued to Directors	5,000,000	500	4,500		5,000
For cash December 20, 2007			-		-
at 0.001 per share

Private placement closed on
March 31 @ 0.04 per share	1,380,200	138	55,070		55,208

Net loss for the year				(85)	(85)
Balance, May 31, 2008	6,380,200	638	59,570	(85)	60,123

Net loss for the year				(50,170)	(50,170)
Balance, May 31, 2009	6,380,200	638	59,570	(50,255)	9,953

Net loss for the period				(6,769)	(6,769)
Balance, February 28, 2010	6,380,200	638	59,570	(57,024)	3,184

The Accompanying Notes Are An Integral Part Of These Financial Statements.

REAL VALUE ESTATES, INC. STATEMENTS OF CASH FLOWS
FOR THE PERIOD ENDED FEBRUARY 28, 2010 and 2009
(Expressed in U.S. dollars) (Unaudited)

			December 20,
	Nine months	Nine months	2007
	ended	ended	(Inception) To
	28-Feb	28-Feb	28-Feb
	2010	2009	2010
Operating Activities
Net (Loss)	$ (6,769)	$ (46,773)	$ (57,024)
Adjustments To Reconcile Net Loss To	-	-	-
Changes in net assets and liabilities-
Accounts payable and accrued liabilities	120	1,521	120
Net Cash Used By Operating Activities	$ (6,649)	$ (45,252)	$ (56,904)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	$ -	$ -	$ 60,208
Shareholder Loan	25	-	25
Cash Provided by Financing Activities	25	-	60,233

Net Increase in Cash	(6,624)	(45,252)	3,329

Cash, Beginning of Period	9,953	60,123	-

Cash, End of Period	$ 3,329	$ 14,871	$ 3,329
	===========	===========	===========
Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$ -	$ -	$ -
Cash paid for interest	$ -	$ -	$ -

The Accompanying Notes Are An Integral Part Of These Financial Statements.

REAL VALUE ESTATES, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

February 28, 2010

(Unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the state of Nevada on December 20, 2007. The Company has limited operations and is considered a development stage company and has not yet realized any revenues from its planned operations.

As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flow from inception to the current balance sheet date.

NOTE  2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

BASIS OF ACCOUNTING

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a May 31 fiscal year end.

UNADITED INTERIM FINANCIAL STATEMENTS

The interim financial statements of Real Value Estates, Inc. as of February 28, 2010, and for the periods ended February 28, 2010, and cumulative from inception, are unaudited. However, in the opinion of management, the interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly Real Value Estates, Inc.’s financial position as of February 28, 2010, and the results of its operations and its cash flows for the periods ended February 28, 2010, and February 28, 2009, and cumulative from inception. These results are not necessarily indicative of the results expected for the calendar year ending May 31, 2010. The accompanying financial statements and notes thereto do not reflect all disclosures required under accounting principles generally accepted in the United States of America. Refer to the Company’s audited financial statements as of May 31, 2009, filed with the SEC for additional information, including significant accounting policies.

EARNINGS PER SHARE

Basic earnings (loss) per share amount are computed by dividing the net income (loss) by the weighted average number of common shares outstanding.  Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.

CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of the Company’s financial instruments, consisting of accounts payable and accrued liabilities approximate their fair value due to the short-term maturity of such instruments.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

INCOME TAXES

Income taxes are provided in accordance with FASB ASC 740.  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards.  Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SOFTWARE DEVELOPMENT COSTS

Software development costs representing capitalized costs of design, configuration, coding, installation and testing of the Company’s website up to its initial implementation.  Upon implementation, the asset will be amortized to expense over its estimated useful life of three years using the straight-line method.  Ongoing website post-implementation costs of operation, including training and application maintenance, will be charged to expense as incurred.

NOTE 3.   ADVERTISING

The Company’s policy regarding advertising is to expense advertising when incurred. The Company had not incurred any advertising expense as of February 28, 2010.

NOTE 4.   GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has net losses for the period from inception (December 20, 2007) to February 28, 2010. This condition raises substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management is planning to raise additional funds through debt or equity offerings. There is no guarantee that the Company will be successful in these efforts.

NOTE 5.   RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

On December 20, 2007, pursuant to the terms of a subscription agreement, we sold 1,000,000 shares of our common stock to Ms. Marina Karpilovski, our President and a director, for cash payment to us of $1,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Ms. Karpilovski who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.

On December 20, 2007 pursuant to the terms of a subscription agreement, we sold 4,000,000 shares of our common stock to Mr. Michael Zazkis, our Secretary, Treasurer and a director, for cash payment to us of $4,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Mr. Zazkis who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.

NOTE 6.  INCOME TAXES

The Company uses the liability method , where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.   During fiscal 2010, 2009 and 2008, the Company incurred net losses and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.

NOTE 7.  NET OPERATING LOSSES

As of February 28, 2010, the Company has a net operating loss carry-forward of approximately $57,024, which will expire 20 years from the date the loss was incurred.

NOTE 8. STOCKHOLDERS’ EQUITY

AUTHORIZED

The Company is authorized to issue 100,000,000 shares of $0.0001 par value common stock and 50,000,000 shares of preferred stock, par value $0.0001. All common stock shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

ISSUED AND OUTSTANDING

On December 20, 2007, the Company issued 5,000,000 common shares to its Directors for cash of $5,000.

Since inception (December 20, 2007) to August 31, 2009, the Company accepted subscriptions for 1,380,200 common shares from 37 investors under a private placement which closed on March 31, 2008. The private placement was not subject to any minimum investment and was priced at $0.04 per share. The Company accepted the subscriptions on various dates throughout the year.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2009, the FASB issued FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), codified in FASB ASC 820-10-65, which provides additional guidance for estimating fair value in accordance with ASC 820-10 when the volume and level of activity for an asset or liability have significantly decreased. ASC 820-10-65 also includes guidance on identifying circumstances that indicate a transaction is not orderly. The adoption of ASC 820-10-65 did not have an impact on the Company's results of operations or financial condition.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS 165") codified in FASB ASC 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. FASB ASC 855-10-05 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. FASB ASC 855-10-05 is effective for interim and annual periods ending after June 15, 2009. FASB ASC 855-10-05 requires that public entities evaluate subsequent events through the date that the financial statements are issued.

In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140" ("SFAS 166"), codified as FASB ASC 860, which requires entities to provide more information regarding sales of securitized financial assets and similar transactions, particularly if the entity has continuing exposure to the risks related to transferred financial assets. FASB ASC 860 eliminates the concept of a "qualifying special-purpose entity," changes the requirements for derecognizing financial assets and requires additional disclosures. FASB ASC 860 is effective for fiscal years beginning after November 15, 2009. The adoption of FASB ASC 860 did not have an impact on the Company's financial condition, results of operations or cash flows.

In June 2009, the FASB issued SFAS No. 167, "Amendments to FASB Interpretation No. 46(R)" ("SFAS 167"), codified as FASB ASC 810-10, which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. FASB ASC 810-10 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity's purpose and design and a company's ability to direct the activities of the entity that most significantly impact the entity's economic performance. FASB ASC 810-10 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. FASB ASC 810-10 also requires additional disclosures about a company's involvement in variable interest entities and any significant changes in risk exposure due to that involvement. FASB ASC 810-10 is effective for fiscal years beginning after November 15, 2009. The adoption of FASB ASC 810-10 did not have an impact on the Company's financial condition, results of operations or cash flows.

In June 2009, the FASB issued FASB ASC 105, Generally Accepted Accounting Principles, which establishes the FASB Accounting Standards Codification as the sole source of authoritative generally accepted accounting principles. Pursuant to the provisions of FASB ASC 105, we have updated references to GAAP in our financial statements. The adoption of FASB ASC 105 did not impact the Company's financial position or results of operations.

NOTE 10: CHANGE OF CONTROL

On February 9, 2010 certain shareholders sold and transferred an aggregate of 5,000,000 shares of Common Stock representing approximately 78.37% of the issued and outstanding shares of the Company to certain buyers (“Buyers”), at $0.05 per share, for an aggregate purchase price of $250,000 (the “Purchase Price”). Such transaction is hereinafter referred to as the “Takeover” or the “Transaction”.

The table below represents the ownership and percentage of control by each of the new shareholders:

Name of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned	Percentage of Class (1)
Donald Lynch	Common Stock	1,000,000	15.67%
Peter Matousek	Common Stock	4,000,000	62.69%
All Officers & Directors As a Group (2 Persons)	Common Stock	5,000,000	78.37% (1)
	(1) Based on 6,380,200 shares of Common Stock issued and outstanding.

In connection with the Agreement, there was a change in the majority of the Company’s Board of Directors. Upon the consummation of the Takeover, Marina Karpilovski President and Director, and Michael Zazkis, Secretary, Treasurer & Director resigned and Mr. Donald Lynch was appointed as Director and Executive Officer of the Company and Mr. Mr. Peter Matousek was appointed as Director and Executive Officer of the Company.

NOTE 11: SUBSEQUENT EVENT

On March 12, 2010 the Company entered into a Share Exchange Agreement (the “Agreement” or the “Transaction”) with Global Power and Water Industries, Inc. (“Global Power”). On May 19, 2010 the Company and Global Power

terminated the Agreement. There was no liability to either party as a result of the termination.